Investor Presentation Exhibit 99.1 Exhibit 99.1 Investor Presentation

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s): (a) relating to the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) relating to Industry Fundamentals, (c) relating to the Company’s Balance Sheet, Dividend Growth and Investment Highlights; (d) relating to the Empire and Applegreen acquisitions or their performance and (e) relating to the Company’s expected quarterly dividends and growth. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended December 31, 2017, and all portfolio data is as of December 31, 2017. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation. Safe Harbor Statement Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s): (a) relating to the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) relating to Industry Fundamentals, (c) relating to the Company’s Balance Sheet, Dividend Growth and Investment Highlights; (d) relating to the Empire and Applegreen acquisitions or their performance and (e) relating to the Company’s expected quarterly dividends and growth. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended December 31, 2017, and all portfolio data is as of December 31, 2017. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Investment Highlights 2 1 National Retail Net Lease Portfolio Located in Mature and High Growth Markets 2 Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 5 Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations 3 4 Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value 6 Strong Balance Sheet to Support Future Growth Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector Investment Highlights National Retail Net Lease Portfolio Located in Mature and High Growth Markets Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations Strong Balance Sheet to Support Future Growth

Company Overview

Corporate History

- **1955**: Leo Liebowitz and Milton Safenowitz purchase a gas station in New York City
- **1971**: Getty grows its portfolio to 75 service stations and holds its IPO under the name Power Test Corp.
- **1985**: Acquires the northeastern retail petroleum distribution and marketing assets, and Getty® trademark for retail petroleum, from Texaco
- **1997**: Completes the spin-off of its petroleum marketing business and forms Getty Realty Corp.
- **2001**: Elects to be taxed as a REIT beginning January 1, 2001

1955 — 1970 — 1980 — 1990 — 2000

- **2009**: Completes SLB of 36 Exxon branded properties from White Oak Petroleum for $49 million
- **2011**: Acquires 59 Mobil branded properties in a SLB and loan transaction with CPD for $111 million. Acquires 66 Shell branded properties in SLB transaction with Nouria for $87 million
- **2012 – 2017**: Re-leases 366 properties and sells 370 properties as part of portfolio repositioning
- **2013**: Completes SLB of 36 properties from Capitol Petroleum for $72.5 million
- **June 2015**: Acquires 77 properties for $215 million from Pacific Convenience and Fuels and leases them to United Oil
- **June 2016**: Launches $125 million at-the-market equity offering program
- **February 2017**: Completes $50 million debt private placement
- **July 2017**: Completes $104 million follow-on equity offering
- **September 2017**: Acquires 49 properties in a SLB from Empire for $123 million
- **October 2017**: Acquires 38 properties in a SLB from Applegreen for $68 million

2010 — 2015

Getty Realty

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National Net Lease Portfolio 907 properties (828 fee, 79 leased) located in 28 states plus Washington, D.C. 890 net lease properties 9 redevelopment properties 8 vacant properties 99.1% occupied (1) $32.4 million mortgage portfolio (9-9.5% yield) Occupancy calculation excludes 9 properties currently being redeveloped National Net Lease Portfolio 907 properties (828 fee, 79 leased) located in 28 states plus Washington, D.C. 890 net lease properties 9 redevelopment properties 8 vacant properties 99.1% occupied (1) $32.4 million mortgage portfolio (9-9.5% yield) 1) Occupancy calculation excludes 9 properties currently being redeveloped

Investment Overview

Attractive Net Lease Portfolio

Convenience Store and Gasoline Station Properties
- Stable, yet growing sector
- Increasingly institutional tenant base

Mature, Infill Markets
- Densely populated areas
- High barriers to entry
- Limited new development
- Prime locations and corners
- Mature transportation grid
- Convenient ingress and egress

High Growth Markets
- Favorable population demographics
- Empire and Applegreen acquisitions further accelerates entry into attractive markets
- High daily traffic counts

Alternative Use Opportunities
- Retail, banking, service, restaurant
- Assemblage, redevelopment, repositioning

New Paltz, NY



Garland, TX


RaceTrac

Chula Vista, CA



Well Positioned Portfolio that is Difficult to Replicate

Getty Realty
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Optimizing Portfolio to Meet Industry Demand Lot and Building Sizes Have Increased Reflecting Evolving Consumer Preferences Legacy Assets1 (516 properties) Lot Size Acquired Assets1 (391 properties) Total Portfolio (907 properties) Building Size 0.5 – 1.0 acres < 0.5 acres 1.0 – 1.5 acres > 1.5 acres 1,501 – 3,000 sf < 1,500 sf > 3000 sf Legacy assets are those acquired prior to 2009. Acquired assets refers to those acquired since 2009 Optimizing Portfolio to Meet Industry Demand Lot and Building Sizes Have Increased Reflecting Evolving Consumer Preferences Legacy Assets1 (516 properties) Acquired Assets1 (391 properties) Total Portfolio (907 properties) Lot Size Building Size < 0.5 acres 0.5 – 1.0 acres 1.0 – 1.5 acres >1.5 acres <1,500 sf 1501 – 3,000 sf >3000 sf 27% 9% 8% 56% 17% 14% 28% 41% 11% 12% 44% 33% 17% 32% 51% 26% 19% 55% 21% 27% 52% 1) Legacy assets are those acquired prior to 2009. Acquired assets refers to those acquired since 2009

Stable Long-Term Leases with Rent Escalators

Sustainable cash flows supported by long-term triple-net leases

- Typically, annual rent escalations of 1.0% - 2.0% and rent coverage ratios of 1.5x – 2.0x
- As of December 31, 2017, unitary lease portfolio weighted average rent escalations of 1.6% and rental coverage of 1.9x [1]
- Increasing tenant credit visibility via site and tenant financial statements

Majority of triple-net leases have 15-year initial terms

- Leases are typically 15 or 20 years with extension options
- Weighted average lease term, excluding renewal options, of approximately 11 years

Stable Long-Term Lease Structure



2.1%
5.5%
4.3%
2.1%
2.5%
1.8%
1.4%
2.4%
11.8%
16.1%
50.0%
2018
2019 (2)
2020
2021
2022
2023
2024
2025
2026
2027
2028+

50.0% of contractual annualized base rent attributable to leases with initial terms expiring in 2028 or beyond

Getty Realty

1) Unitary lease portfolio rental coverage is calculated one quarter in arrears on a trailing twelve month basis at quarter end based on site level financial information where provided by tenants. Getty does not independently verify financial information provided by its tenants
2) This chart does not reflect a lease modification completed in January 2018 that adjusts the expiration of 2.7% of contractual annualized base rent, of which 2.1% is now scheduled to expire in 2028+

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High Quality Brands and Diversified Tenant Base Rank Tenant % of ABR Public Company 1 Global 17% ü 2 United Oil 16% 3 Chestnut Petroleum 11% 4 Empire Petroleum Partners 9% 5 Nouria Energy 8% 6 Cross America Partners 6% ü 7 Fas mart 6% 8 Applegreen 5% ü 9 Capitol Petroleum Group 5% 10 BP 3% ü 11 Aloha 2% ü Total annualized base rent (ABR): Public listed tenants (35%) Unitary / master lease tenants (1) (60%) Individual / single asset tenants (5%) Excludes public listed unitary / master lease tenants Based on GAAP annualized base rent (ABR), as of December 31, 2017 All trademarks, service marks, trade names, brands and logos are the property of their respective owners Top 11 Tenants (1) Representative Brands (2) High Quality Brands and Diversified Tenant Base Top 11 Tenants (1) Representative Brands (2) Rank Tenant % of ABR Public Company 1 Global 17% 2 United Oil 16% 3 Chestnut Petroleum 11% 4 Empire Petroleum Partners 9% 5 Nouria Energy 8% 6 Cross America Partners 6% 7 Fas mart 6% 8 Applegreen 5% 9 Capitol Petroleum Group 5% 10 BP 3% 11 Aloha 2% 1) 2) Based on GAAP annualized base rent (ABR), as of December 31, 2017 All trademarks, service marks, trade names, brands and logos are the property of their respective owners

Located in High Density Metropolitan Markets

Getty's Top 20 Markets [1] [2]

Rank	Market	% of ABR	Top 25 Market [2]
1	New York	29%	✓
2	Washington D.C.	10%	✓
3	Boston	7%	✓
4	Columbia, SC	5%	
5	Denver	4%	✓
6	Worcester, MA	3%	
7	Phoenix	3%	✓
8	Hartford, CT	3%	
9	Honolulu	2%	
10	Richmond, VA	2%	✓

Rank	Market	% of ABR	Top 25 Market [2]
11	Manchester, NH	2%	
12	Riverside, CA	2%	✓
13	Dallas	1%	✓
14	Seattle	1%	✓
15	Los Angeles	1%	✓
16	Sacramento	1%	
17	Boulder	1%	
18	New Haven, CT	1%	
19	Salem, OR	1%	
20	Bridgeport, CT	1%	

Top 25 Metropolitan Markets Represent 62% of ABR

Getty Realty

1) Based on cash annualized base rent (ABR), as of December 31, 2017
2) Core Based Statistical Areas as defined by United States Office of Management and Budget

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Getty Growth Platform

Organic

Embedded growth derived from long-term triple-net leases
- 1% to 2% contractual annual rent increases

Leasing activity
- Leased nine properties and seven properties in 2016 and 2017, respectively

Asset recycling
- Sold 14 properties ($5 million) and 12 properties ($4 million) in 2016 and 2017, respectively

Acquisitions

Opportunity to consolidate a fragmented market
- Convenience store sector is recession and e-commerce resistant
- Significant pipeline of actionable opportunities
- Focused on both single asset and portfolio acquisitions

Completed $214 million of acquisitions in 2017

Over past five years completed $532 million of portfolio and single asset acquisitions

Redevelopment

Unlocking embedded value in existing portfolio
- Five-year plan to redevelop 5% to 10% of properties
- Targeting 10%+ unlevered yields
- Goal to improve tenant credit quality and coverage ratios
- Further diversifies retail tenant base

Program results
- Rent commenced on three redevelopment projects
- Executed leases and LOIs on 13 redevelopment projects
- Building significant pipeline of high quality projects

Getty Realty

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Acquisitions 2017 Acquisitions Acquired 103 high quality properties for $214 million Weighted average cash return of 7.3% and a weighted average initial remaining lease term of more than 14 years Expanded geographic exposure with entry into Arizona, Georgia, New Mexico and Louisiana Estimated Addressable Market Size (1) Total market size estimated at $175 billion to $250 billion Getty believes up to 40% ($70 billion) of the market is addressable for potential acquisition Highly fragmented with current REIT ownership of less than 2% of total stores Sale/leaseback structure attractive for smaller, capital constrained sellers Empire Petroleum Partners, LLC Acquired fee simple interests in 49 convenience store and gasoline station properties in seven states for $123 million 15 year unitary lease with annual rent escalations and multiple renewal options Provided funding to Empire, a regional fuel distributor and convenience store operator Transaction closed on September 6, 2017 Applegreen PLC Acquired fee simple interests in 38 properties in Columbia, SC for $68 million 33 convenience store and gasoline stations and five stand-alone Burger Kings 15 year unitary lease with periodic rent escalations and multiple renewal options Provided funding to a sub. of Applegreen, a publicly traded company with 275 locations Transaction closed on October 3, 2017 Market Opportunity 2017 Acquisition Highlights Company estimate based on National Association of Convenience Stores data Acquisitions Market Opportunity 2017 Acquisition Highlights 2017 Acquisitions Acquired 103 high quality properties for $214 million Weighted average cash return of 7.3% and a weighted average initial remaining lease term of more than 14 years Expanded geographic exposure with entry into Arizona, Georgia, New Mexico and Louisiana Estimated Addressable Market Size (1) Total market size estimated at $175 billion to $250 billion Getty believes up to 40% ($70 billion) of the market is addressable for potential acquisition Highly fragmented with current REIT ownership of less than 2% of total stores Sale/leaseback structure attractive for smaller, capital constrained sellers Empire Petroleum Partners, LLC Acquired fee simple interests in 49 convenience store and gasoline station properties in seven states for $123 million 15 year unitary lease with annual rent escalations and multiple renewal options Provided funding to Empire, a regional fuel distributor and convenience store operator Transaction closed on September 6, 2017 Applegreen PLC Acquired fee simple interests in 38 properties in Columbia, SC for $68 million 33 convenience store and gasoline stations and five stand-alone Burger Kings 15 year unitary lease with periodic rent escalations and multiple renewal options Provided funding to a sub. of Applegreen, a publicly traded company with 275 locations Transaction closed on October 3, 2017 1) Company estimate based on National Association of Convenience Stores data

Market Asset Type Anticipated Total Investment (1) Investment As Of 12/31/17 Expected Completion (2) Active Projects Howell, NJ Retail 489 74 2018 Phoenixville, PA Financial Services 474 21 2018 Worcester, MA Convenience Store (3) 1,800 71 2018 Port Jefferson, NY Convenience Store (3) 2,500 1 2018 Lancaster, PA Convenience Store 427 50 2018 Falmouth, MA Urgent Care 1,894 213 2018 Jamaica, NY Retail 222 118 2018 Freehold, NJ Fast Casual Restaurant 756 357 2019 Millerton, NY Retail & QSR 943 103 2020 Active Projects Total 9,505 1,007 Pipeline Four sites Various 1,037 87 2019 Total $10,542 $1,094 Redevelopment Activity ($ thousands) Anticipated total investment includes development costs, termination/recapture fees and leasing commissions No assurance can be given that any of these redevelopment projects will be completed in the time expected, or at all. At completion redevelopment projects are reclassified as operating real estate on Getty’s balance sheet Under the terms of the Company’s agreements with its tenants at these properties, Getty expects to reimburse its tenants for all construction and development costs upon project completion Redevelopment Projects Redevelopment Projects Redevelopment Activity ($ thousands) Market Asset Type Anticipated Total Investment (1) Investment As Of 12/31/17 Expected Completion (2) Active Projects Howell, NJ Retail 489 74 2018 Phoenixville, PA Financial Services 474 21 2018 Worcester, MA Convenience Store (3) 1,800 71 2018 Port Jefferson, NY Convenience Store (3) 2,500 1 2018 Lancaster, PA Convenience Store 427 50 2018 Falmouth, MA Urgent Care 1,894 213 2018 Jamaica, NY Retail 222 118 2018 Freehold, NJ Fast Casual Restaurant 756 357 2019 Millerton, NY Retail & QSR 943 103 2020 Active Projects Total 9,505 1,007 Pipeline Four sites Various 1,037 87 2019 Total $10,542 $1,094 1) Anticipated total investment includes development costs, termination/recapture fees and leasing commissions 2) No assurance can be given that any of these redevelopment projects will be completed in the time expected, or at all. At completion redevelopment projects are reclassified as operating real estate on Getty’s balance sheet 3) Under the terms of the Company’s agreements with its tenants at these properties, Getty expects to reimburse its tenants for all construction and development costs upon project completion

Number of convenience stores in service has remained steady over the last 10 years (1) More than 154,000 properties, 80% selling fuel, represents 34% of all retail outlets Single-store operators account for 63% of all convenience stores Stable Operator Performance (1) Sales and pre-tax profits have grown at 3.8% and 7.5% CAGR since 2003, respectively In 2016, motor fuel sales accounted for 58% of total industry revenue Operator profit margins exhibit less volatility than broader commodity market Consumers embracing convenience stores (1) Average store with fuel has around 1,100 customer visits per day Stores expanding offerings to become part grocery, restaurant, bank and drug store Industry profits at record high, due to growth of in-store sales, led by strong demand for foodservice products Convenience Stores Dominate Retail Landscape Convenience Store Margins ($bn) (2) (3) Convenience Store Sales ($bn) (1) Sources: National Association of Convenience Stores Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins Convenience Stores Dominate Retail Landscape Number of convenience stores in service has remained steady over the last 10 years (1) More than 154,000 properties, 80% selling fuel, represents 34% of all retail outlets Single-store operators account for 63% of all convenience stores Stable Operator Performance (1) Sales and pre-tax profits have grown at 3.8% and 7.5% CAGR since 2003, respectively In 2016, motor fuel sales accounted for 58% of total industry revenue Operator profit margins exhibit less volatility than broader commodity market Consumers embracing convenience stores (1) Average store with fuel has around 1,100 customer visits per day Stores expanding offerings to become part grocery, restaurant, bank and drug store Industry profits at record high, due to growth of in-store sales, led by strong demand for foodservice products Convenience Store Sales ($bn) (1) Convenience Store Margins ($bn) (2) (3) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 – 100 200 300 400 500 600 700 800 0.05 0.10 0.15 0.20 0.25 0.30 0% 10% 20% 30% 40% 50% Inside Sales Motor Fuel Sales Retail Margin (cents/gal) Wholesale Margin (cents/gal) In-store % Margin 116 221 132 263 152 344 164 406 169 409 174 450 182 329 190 385 195 487 199 501 204 492 214 483 226 349 233 317 1) Sources: National Association of Convenience Stores 2) Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends 3) Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins

Financial Overview

Income Growth, Scalable G&A G&A ($ thousands) AFFO ($ thousands) (1) (2) Revenue ($ thousands) FFO ($ thousands) (1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on February 28, 2018. During 4Q17, the Company revised its definition of AFFO. Accordingly, AFFO for the quarters ended January 31, 2017 and 2016, and the years ended December 31, 2017 and 2016, have been restated to conform to the Company’s revised definition. Income Growth, Scalable G&A Revenue ($ thousands) G&A ($ thousands) FFO ($ thousands) (1) AFFO ($ thousands) (1)(2) – 20,000 40,000 60,000 80,000 100,000 120,000 140,000 4Q16 4Q17 2016 2017 29,718 34,002 115,271 120,153 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% % of assets 3,046 3,317 14,155 13,879 1.4% 1.2% 1.6% 1.3% 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 1.% 20% 30% 40% 50% 60% 70% Margin 60.1% 59.5% 55.7% 62.1% 48.6% 50.9% 49.5% 51.6% 17,862 20,237 64,182 74,555 14,454 17,293 57,092 62,032 1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on February 28, 2018. 2) During 4Q17, the Company revised its definition of AFFO. Accordingly, AFFO for the quarters ended January 31, 2017 and 2016, and the years ended December 31, 2017 and 2016, have been restated to conform to the Company’s revised definition.

Strong Balance Sheet Credit Agreement Revolving Credit Facility $175 million Matures 2018 with 1-year option, subject to certain conditions LIBOR +195 to 325 bps Bank Term Loan $50 million Matures 2020 LIBOR +190 to 320 bps Senior Unsecured Notes Series A: 6.0% $100 million matures 2021 Series B: 5.35% $75 million matures 2023 Series C: 4.75% $50 million matures 2025 $125 million ATM Equity Issuance Program $30 million of issuance July 2017 follow-on equity offering $104 million of issuance Credit Statistics Maturity Schedule ($ millions) Debt to Total Capitalization 28% Net Debt to EBITDA (1) 3.8x Fixed Charge Coverage (1) 3.4x Weighted Average Interest Rate 4.8% Weighted Average Maturity 3.3 yrs Variable Rate vs. Fixed Rate 41% / 59% As defined in the Company’s loan agreements Strong Balance Sheet Credit Agreement Revolving Credit Facility $175 million Matures 2018 with 1-year option, subject to certain conditions LIBOR +195 to 325 bps Bank Term Loan $50 million Matures 2020 LIBOR +190 to 320 bps Senior Unsecured Notes Series A: 6.0% $100 million matures 2021 Series B: 5.35% $75 million matures 2023 Series C: 4.75% $50 million matures 2025 $125 million ATM Equity Issuance Program $30 million of issuance July 2017 follow-on equity offering $104 million of issuance Credit Statistics Debt to Total Capitalization 28% Net Debt to EBITDA (1) 3.8x Fixed Charge Coverage (1) 3.4x Weighted Average Interest Rate 4.8% Weighted Average Maturity 3.3 yrs Variable Rate vs. Fixed Rate 41% / 59% $0 $20 $40 $60 $80 $100 $120 2018 2019 2020 2021 2022 2023 2024 2025 105 50 100 75 50 1) As defined in the Company’s loan agreements

Quarterly Dividends Declared per Share (1) Consistent Dividend Growth Excludes special dividends of $0.14 and $0.22 per share in 4Q14 and 4Q15, respectively Consistent Dividend Growth Quarterly Dividends Declared per Share (1) $0.00 $0.05 $0.10 $0.20 $0.25 $0.30 $0.35 $0.40 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1) Excludes special dividends of $0.14 and $0.22 per share in 4Q14 and 4Q15, respectively 0.200 0.220 0.240 0.250 0.280 0.320 12.5% compounded annual growth rate

Investment Highlights 1 National Retail Net Lease Portfolio Located in Mature and High Growth Markets 2 Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 5 Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations 3 4 Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value 6 Strong Balance Sheet Positioned for Future Growth Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector Investment Highlights National Retail Net Lease Portfolio Located in Mature and High Growth Markets Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations Strong Balance Sheet Positioned for Future Growth

Appendix

Reconciliation of Net Income to FFO and AFFO

$ in thousands, except per share amounts [1]	Three months ended December 31, 2017	Three months ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Net earnings	$13,036	$8,328	$47,186	$38,411
Depreciation and amortization of real estate assets	5,625	4,521	19,089	19,170
Gains on dispositions of real estate	(702)	(1,014)	(1,041)	(6,213)
Impairments	2,278	6,027	9,321	12,814
Funds from operations	20,237	17,862	74,555	64,182
Revenue recognition adjustments	(677)	(907)	(1,976)	(3,417)
Changes in environmental estimates	(737)	(3,202)	(6,854)	(7,007)
Accretion expense	828	1,087	3,448	4,107
Environmental litigation accruals	1,150	-	1,044	801
Insurance reimbursements	(982)	(452)	(1,804)	(1,146)
Legal settlements and judgments	(2,526)	-	(6,381)	(514)
Acquisition costs	-	66	-	86
Adjusted funds from operations (2)	$17,293	$14,454	$62,032	$57,092
Basic and diluted per share amounts:				
Earnings per share	$0.33	$0.24	$1.26	$1.12
Funds from operations per share	0.51	0.52	2.00	1.87
Adjusted funds from operations per share	0.43	0.42	1.66	1.67
Basic and diluted weighted average common shares outstanding	39,623	34,074	36,897	33,806

1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on February 28, 2018.
2) During 4Q17, the Company revised its definition of AFFO. Accordingly, AFFO for the quarters ended January 31, 2017 and 2016, and the years ended December 31, 2017 and 2016, have been restated to conform to the Company's revised definition.

Getty Realty

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